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Supplement to Prospectus for Metropolitan Life Separate Account E for
Preference Plus(R) Account Group and Individual Annuity Contracts dated May 1, 1997.

1. Add the following sentence immediately after the fifth paragraph on the first page of the prospectus (B-PPA-1):

    INTERESTS IN THE SEPARATE ACCOUNT AND THE FIXED INTEREST ACCOUNT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION. UNITS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

August 26, 1997
RSCPPA-B SUPPLEMENT